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                                                                   EXHIBIT 31.1A

                            LIFEPOINT HOSPITALS, INC.
                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Kenneth C. Donahey, certify that:

      1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of LifePoint Hospitals, Inc.; and

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2005

                                        /s/ Kenneth C. Donahey
                                        -------------------------------------
                                        Kenneth C. Donahey
                                        Chairman, Chief Executive Officer and
                                        President